                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                SA TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          SA TELECOMMUNICATIONS, INC.
                       1600 PROMENADE CENTER, SUITE 1510
                            RICHARDSON, TEXAS 75080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 1996

TO: THE STOCKHOLDERS OF SA TELECOMMUNICATIONS, INC.

    NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of SA Telecommunications, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 31, 1996, at 9:00 a.m. local time in the Company's executive offices at 1600 Promenade Center, Suite 1510, Richardson, Texas 75080 for the purpose of considering and voting upon the following:

    (1) A proposal to elect five (5) directors to serve for a three year-term or until their respective successors are elected and qualified.

    (2) A proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to effect a reverse stock split.

    (3) A proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock and Preferred Stock.

    (4) A proposal to approve and adopt amendments to the Company's 1994 Employee Stock Option Plan.

    (5) A proposal to ratify the Board of Directors' appointment of Price Waterhouse LLP as independent public accountants for the Company for the fiscal year ending December 31, 1996.

    (6) Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

The items of business are more fully described in the Proxy Statement accompanying this notice.

    The Board of Directors has fixed April 15, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

                                          By Order of the Board of Directors
                                          Jack W. Matz, Jr.
                                          Chairman and Chief Executive Officer

Richardson, Texas
April   , 1996

                                   IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                          SA TELECOMMUNICATIONS, INC.
                       1600 PROMENADE CENTER, SUITE 1510
                            RICHARDSON, TEXAS 75080

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 1996

                            ------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of SA Telecommunications, Inc. (the "Company") of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Friday, May 31, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and any adjournment(s) thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Stockholders for the year ended December 31, 1995 are being first mailed to the Company's
stockholders on or about April   , 1996.

    The accompanying proxy is designed to permit each holder of the Company's common stock, par value $.0001 per share (the "Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under Proposal 1, to vote for or against or to abstain from voting on Proposals 2, 3, 4 and 5 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. IF NO SUCH SPECIFICATIONS ARE MADE, THE PROXIES FOR THE COMMON STOCK WILL BE VOTED BY THOSE PERSONS NAMED IN THE PROXIES AT THE ANNUAL MEETING: FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION "ELECTION OF DIRECTORS;" FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT; FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK, PAR VALUE $.00001 PER SHARE (THE "PREFERRED STOCK") OF THE COMPANY; FOR THE AMENDMENTS TO THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN (THE "EMPLOYEE PLAN"); AND FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR. If any other matters properly come before the Annual Meeting, the proxies will vote such matters according to their judgment.

    The Company encourages the personal attendance of its stockholders at the Annual Meeting. Execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by either
(i) giving written notice of revocation to the Corporate Secretary, SA Telecommunications, Inc., at the Company's principal executive offices, 1600 Promenade Center, Suite 1510, Richardson, Texas 75080, at any time before the proxy is voted, (ii) executing and delivering a later-dated proxy, or (iii) attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not in and of itself revoke the proxy.

    All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The

Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses incurred in forwarding such material.

    The Annual Report to Stockholders covering the Company's fiscal year ended December 31, 1995 (the "Annual Report"), including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

                       ACTION TO BE TAKEN AT THE MEETING

    At the Annual Meeting, the stockholders of the Company will consider and vote upon the following matters:

(1) A proposal to elect five (5) directors to serve as Class I Directors for a three-year term or until their respective successors are elected and qualified.

(2) A proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to effect a reverse stock split.

(3) A proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock and Preferred Stock.

(4) A proposal to approve and adopt certain amendments to the Employee Plan.

(5) A proposal to ratify the Board of Directors' appointment of Price Waterhouse LLP as independent public accountants for the Company for the fiscal year ending December 31, 1996.

(6) Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

GENERAL

    The Board of Directors has fixed April 15, 1996 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof.
At  the close of business on the Record Date,         shares of the Common Stock
were outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders. 166,667 shares of the Company's Series A Cumulative Convertible Preferred Stock, par value $.00001 per share (the "Series A Stock") and 125,000 shares of the Company's Series B Cumulative Convertible Preferred Stock, par value $.00001 per share (the "Series B Stock") were also outstanding as of the Record Date, none of which are entitled to be voted at the Annual Meeting. The holders of the Series B Stock have contractually waived all rights to convert such shares into Common Stock.

QUORUM AND VOTE REQUIRED; EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a plurality of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders on the Record Date of a majority of the shares of Common Stock outstanding is necessary for the approval of the amendments to the Company's Certificate of Incorporation, including (i) an amendment to effect a reverse stock split and (ii) an amendment to increase the authorized number of shares of Common Stock and Preferred Stock of the Company. The affirmative vote of the holders on the Record Date of a majority of the shares of Common Stock outstanding, represented in person or by proxy at the Annual Meeting, is required for the approval of the amendments to the Employee Plan and for the ratification of the appointment by the Board of Directors of Price Waterhouse LLP as independent public accountants to the Company for the current year.

    Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker non-votes do not have any effect on the election of directors. Nevertheless, in all other cases, abstentions are counted essentially as votes "against" the remaining proposals presented to stockholders because such proposals require the affirmative vote of a majority of the shares entitled to vote thereon at the meeting. With respect to Proposals 1, 4 and 5, broker non-votes are not counted for purposes of determining whether a proposal has been approved and for Proposals 2 and 3, broker non-votes are effectively counted as votes "against" for purposes of determining whether a proposal has been approved.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and executive officer of the Company included in this Proxy Statement under "Executive Compensation" and (iii) all officers and directors of the Company as a group, as of March 6, 1996.

                                                                                       COMMON STOCK
                                                                       ---------------------------------------------
                                                                         NUMBER OF SHARES
                                                                           BENEFICIALLY         PERCENT OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER                                        OWNED (1)        BENEFICIALLY OWNED (2)
---------------------------------------------------------------------  --------------------  -----------------------
Jack W. Matz, Jr. ...................................................    4,035,308(3)(4)                27.2%
  1600 Promenade Center, Suite 1510
  Richardson, Texas 75080
Paul R. Miller ......................................................      331,272(5)                    2.4%
  1600 Promenade Center, Suite 1510
  Richardson, Texas 75080
J. David Darnell ....................................................      251,250(6)                    1.8%
  1600 Promenade Center, Suite 1510
  Richardson, Texas 75080
Terry R. Houston ....................................................    1,022,396(7)                    7.3%
  1600 Promenade Center, Suite 1510
  Richardson, Texas 75080
John Q. Ebert .......................................................      125,000(8)                      *
  1710 Thrushwood Circle
  Okemos, Michigan 48864
Igor I. Mamantov ....................................................      318,300(9)                    2.2%
  1600 Promenade Center, Suite 1510
  Richardson, Texas 75080
Howard F. Curd ......................................................    1,851,337(10)(11)              11.8%
  650 Fifth Avenue
  New York, New York 10019
Dean A. Thomas ......................................................      335,239(12)                   2.4%
  1907 Ridge Creek Dr.
  Richardson, Texas 75082
Barry J. Williams, M.D. .............................................      327,150(13)                   2.3%
  4100 W 15th St., #103
  Plano, Texas 75075

                                                                                       COMMON STOCK
                                                                       ---------------------------------------------
                                                                         NUMBER OF SHARES
                                                                           BENEFICIALLY         PERCENT OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER                                        OWNED (1)        BENEFICIALLY OWNED (2)
---------------------------------------------------------------------  --------------------  -----------------------
Pete W. Smith .......................................................      480,257(14)                   3.4%
  3131 Premier Drive
  Irving, Texas 75063
Thomas L. Cunningham ................................................       50,790(15)                     *
  P. O. Box 214179
  Dallas, Texas 75221
John H. Nugent ......................................................       20,000(16)                     *
  Route 1, Box 285C1
  McKinney, Texas 75070
Reuben F. Richards ..................................................    1,836,337(10)                  11.7%
  650 Fifth Avenue
  New York, New York 10019
Jesup & Lamont Capital Markets, Inc. ................................    1,836,337(10)                  11.7%
  650 Fifth Avenue
  New York, New York 10019
All executive officers and directors as a group
  (consisting of 14 persons).........................................    7,449,518(18)                  40.9%

------------------------
*   Represents less than one percent (1%).

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated each of the persons or entities named has sole voting and investment power with respect to the shares reported.

(2) The percentages indicated are based on exercisable outstanding options and conversion privileges for each individual or entity listed and 13,851,118 shares of Common Stock issued and outstanding on March 6, 1996.

(3) Includes 965,720 shares that Mr. Matz has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(4) Includes shares that Mr. Matz has the right to vote (or direct the vote) under voting agreements or voting trusts but over which he does not have dispositive power. Mr. Matz, as trustee under nine separate voting trust agreements, has the right to vote 1,703,781 shares of the Company's Common Stock on any matters presented to the stockholders for a vote. Each of these voting trust agreements has a duration of five years and will terminate at various times through April 1999. In addition, under additional voting agreements with 11 purchasers of the Company's Common Stock in connection with a September 20, 1995 private placement, Mr. Matz has the right to vote 1,095,000 shares of the Company's Common Stock held by (and included herein), and 1,100,000 shares of Common Stock issuable upon exercise of certain Common Stock Purchase Warrants ("Private Placement Warrants") issued to (but excluded herefrom), such purchasers. Each of these voting agreements terminates on August 31, 2005. The Private Placement Warrants are not exercisable until either (i) the market price of the Common Stock is greater than $4.00 per share for ten consecutive days or (ii) the Company provides written notice to the holder of Private Placement Warrants that such warrants will expire on the 46th day following such written notice.

(5) Includes 160,000 shares that Mr. Miller has the right to acquire upon the exercise of options and other rights exercisable in 60 days. Pursuant to that certain Voting Trust Agreement, dated

    April 12, 1994, Mr. Miller has transferred the right to vote 169,272 shares of Common Stock to Jack W. Matz, Jr. as Trustee on all matters presented to the stockholders for a vote. Mr. Miller retains sole dispositive power over all shares beneficially owned by him.

(6) Includes 236,250 shares that Mr. Darnell has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(7) Includes 150,000 shares that Mr. Houston has the right to acquire upon the exercise of options and other rights exercisable within 60 days. Pursuant to that certain Voting Trust Agreement, dated April 12, 1994, Mr. Houston has transferred the right to vote 872,396 shares of Common Stock to Jack W. Matz, Jr. as Trustee on all matters presented to the stockholders for a vote. Mr. Houston retains sole dispositive power over all shares beneficially owned by him.

(8) Includes 125,000 shares that Mr. Ebert has the right to acquire upon the exercise of stock options, exercisable within 60 days.

(9) Includes 318,300 shares that Mr. Mamantov has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(10) Includes 500,000 shares of the Company's Common Stock that Jesup & Lamont Capital Markets, Inc. ("JLCM") has the right to acquire upon the exercise of Common Stock Purchase Warrants exercisable within 60 days and 1,336,337 shares issuable upon conversion of shares of Series A Stock of the Company. Messrs. Curd and Richards are Managing Director and Senior Managing Director, respectively, of such entity.

(11) Includes 15,000 shares that Mr. Curd has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(12) Includes 151,000 shares that Mr. Thomas has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(13) Includes 261,000 shares that Dr. Williams has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(14) Includes 103,500 shares that Mr. Smith has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(15) Includes 20,000 shares that Mr. Cunningham has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(16) Includes 20,000 shares that Mr. Nugent has the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

(17) Includes 4,362,107 shares that 14 directors and executive officers have the right to acquire upon the exercise of stock options and other rights exercisable within 60 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The Laura Huberfeld/Naomi Bodner Partnership (the "LH/NB Partnership"), 152 West 57th Street, New York, New York 10019 owns 600,000 shares of Common Stock and has the right to acquire 600,000 shares of the Company's Common Stock upon exercise of a Private Placement Warrant. Each of the Private Placement Warrants, including the warrant held by the LH/NB Partnership, may not be exercised until either (i) the market price of the Common Stock is greater than $4.00 per share for ten consecutive days or (ii) the Company provides written notice to the holders of the Private Placement Warrants that such warrants will expire on the 46th day following such written notice. The Company's Chairman and Chief Executive Officer, Jack W. Matz, Jr., has the power to vote all shares which may be issued upon exercise of any Private Placement Warrant pursuant to a voting agreement that terminates on August 31, 2005.

    Except (i) as set forth in the chart above or (ii) the LH/NB Partnership upon exercise of its Private Placement Warrant, the Company knows of no person or entity that on the Record Date had or could be deemed to have beneficial ownership of 5% or more of the Common Stock. The employee directors of the Company have informed the Company that they intend to vote all shares of Common Stock over which they have voting power in favor of Proposals No. 1 through No. 6.

                                 PROPOSAL NO. 1
                                ITEM 1 ON PROXY
                             ELECTION OF DIRECTORS

NOMINEES

    The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than 5 nor more than 20 members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has currently set the number of directors comprising the Board of Directors at 13. As a consequence of the 1995 annual meeting, the Company's Certificate of Incorporation was amended to provide for classification of the Board of Directors into three classes, with the term of Class I Directors so elected ending at this year's Annual Meeting, the term of Class II Directors so elected ending at the Annual Meeting of Stockholders in 1997, and the term of the Class III Directors so elected ending at the Annual Meeting of Stockholders in 1998.

    The Board of Directors has nominated for director the 5 individuals named below to be elected at the Annual Meeting to hold office until their respective successors have been duly elected and qualified except as noted below. The Class I Directors will serve for a three-year term expiring in 1999. Thereafter, each replacement class will serve for a like three-year term.

                                      CLASS I NOMINEES (TERM EXPIRING IN 1999)
                          Igor I. Mamantov                                Howard F. Curd*
                        Thomas L. Cunningham                            Reuben F. Richards*
                           John H. Nugent

* Each of such nominees has agreed to resign from the Board of Directors in the event the contractual basis for their nomination is no longer in effect.

    The table below sets forth the name and age for each nominee for director and the year he first became a director of the Company. All nominees are presently serving as directors of the Company. Biographical information on each of these persons, including business experience during the past five years, is set forth below under "Management -- Executive Officers and Directors."

                                                                 YEAR FIRST BECAME A
                        NAME AND AGE                           DIRECTOR OF THE COMPANY
------------------------------------------------------------  -------------------------
                   Igor I. Mamantov (54)                                   1993

                 Thomas L. Cunningham (52)                                 1995

                    John H. Nugent (51)                                    1995

                    Howard F. Curd (31)                                    1995

                  Reuben F. Richards (39)                                  1996

    Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the term specified, the persons named in the enclosed form of proxy intend, if any such nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management unless they are directed by the proxy to do otherwise.

    Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, the 5 persons receiving the greatest number of votes will be elected as directors. Proxies will be voted for the nominees in accordance with specifications marked thereon and, if no specification is made, will be voted FOR the above nominees.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED
                          FOR ELECTION AS A DIRECTOR.

                                 PROPOSAL NO. 2
                                ITEM 2 ON PROXY

            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                        TO EFFECT A REVERSE STOCK SPLIT

GENERAL

    On March 5, the Board of Directors of the Company adopted, subject to stockholder approval, a resolution proposing that the Company amend its Certificate of Incorporation to reduce the outstanding number of shares of Common Stock and effect a reverse stock split (the "Reverse Stock Split") of not less than one share of the Company's Common Stock ("New Common Stock") for every three shares of the Company's then issued Common Stock ("Old Common Stock") nor more than one share of New Common Stock for every four shares of Old Common Stock, with the specific exchange ratio to be determined by the Board (the "Split Number").

    The  Certificate of Incorporation presently  authorizes 50,000,000 shares of
Common Stock, of which        shares were  issued and outstanding on the  Record
Date. In addition, on the Record Date,       shares of Common Stock were subject
to issuance upon exercise of outstanding warrants, convertible debentures and options (including shares issuable upon the exercise of options granted under the Employee Plan and shares issuable upon the exercise of options granted under the Company's 1994 Stock Option Plan for Non-Employee Directors (the "Outside
Director Plan")). In addition,         shares of  Common Stock are reserved  for
issuance upon conversion of the 166,667 shares of Series A Stock outstanding as of the Record Date.

PURPOSES OF THE REVERSE STOCK SPLIT

    The Board of Directors believes that if the market price of the Common Stock increases after the Reverse Stock Split, the Common Stock may be eligible for listing on the Nasdaq Stock Market's National Market ("Nasdaq-NMS"). The Company believes that having its securities listed on Nasdaq-NMS will provide greater access to, and visibility in, a nationally recognized capital market. In order to be eligible for listing on the Nasdaq-NMS, the following minimum conditions are required to be satisfied. First, all securities must maintain a minimum bid price of $3.00. Second, the Company must maintain minimum net tangible assets (total assets (excluding goodwill) minus total liabilities) of $12,000,000. Third, a public float (shares not held directly or indirectly by an officer, director or by any person who is beneficial owner of more than 10% of the total shares outstanding) of at least 1,000,000 shares must exist in the Company's securities and the total float of the Company's listed securities must have a market value of at least $15,000,000. Last, the Common stock must be held by at least 400 beneficial owners. There can be no assurances that even if the Reverse Stock Split is effected, the Common Stock will be accepted for listing on the Nasdaq-NMS.

    The Board of Directors also believes that the current low per share price of the Common Stock has had a negative effect on the marketability of existing shares, the amount and percentage (relative to share price) of transaction costs paid by individual stockholders and the potential ability of the Company to raise capital by issuing additional shares. Reasons for these effects include internal policies of certain institutional investors which prevent the purchase of low-priced stocks, the fact that many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts or to be purchased on margin and a variety of brokerage house policies and practices which tend to discourage individual brokers within those firms from dealing in low-priced stocks.

    In addition, since broker's commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in individual stockholders paying transaction costs which are a higher percentage of the share price than would be the case if the Company's share price were substantially higher. The Board of Directors also believes that this factor limits the willingness of certain institutional investors to purchase the Company's stock. The Board of Directors also believes that the proposed Reverse Stock Split will enhance the Company' flexibility in the future for financing and capitalization needs.

    The Board of Directors believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Stock Split and the resulting anticipated increased share price will encourage interest in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. Although any increase in the market price of the Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding, the proposed Reverse Stock Split could result in a market price for the shares that will be high enough to overcome the reluctance, policies and practices of brokers and institutional investors referred to above and to diminish the adverse impact of trading commissions on the market for those shares. There can, however, be no assurance that the foregoing effects will occur.

    THERE CAN BE NO ASSURANCE THAT THE MARKET PRICE OF THE COMMON STOCK AFTER THE PROPOSED REVERSE STOCK SPLIT WILL BE EQUAL TO THE MARKET PRICE BEFORE THE PROPOSED REVERSE STOCK SPLIT MULTIPLIED BY THE SPLIT NUMBER, OR THAT THE MARKET PRICE FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN IN EXCESS OF THE CURRENT MARKET PRICE.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

    If Proposal No. 3 is approved by the stockholders, the Reverse Stock Split would become effective after the Board determines the Split Number and files the Certificate of Amendment with the Secretary of State of Delaware ("Effective Date"). Upon the filing of the Certificate of Amendment, all of the Old Common Stock will be converted into New Common Stock appropriate to reflect the Split Number as set forth in the Certificate of Amendment. The number of shares of New Common Stock calculated pursuant to the Split Number will be rounded up to the nearest whole share as fractional shares will not be issued. From and after the Effective Date, certificates representing shares of Old Common Stock shall be deemed to represent only the right to receive shares of New Common Stock to which an individual stockholder would otherwise be entitled.

CERTIFICATES AND FRACTIONAL SHARES

    As soon as practicable after the Effective Date, the Company will request all stockholders to return their stock certificates representing issued shares of Old Common Stock outstanding on the Effective Date ("Old Certificates") in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Common Stock have been converted ("New Certificates") as a result of the Reverse Stock Split. Each stockholder will receive a letter of transmittal from the Company's transfer agent, Securities Transfer Corp., Dallas, Texas (the "Transfer Agent"), containing instructions on how to exchange certificates. STOCKHOLDERS SHOULD NOT SUBMIT THEIR OLD CERTIFICATES TO THE TRANSFER AGENT UNTIL THEY RECEIVE THESE INSTRUCTIONS. In order to receive New Certificates, stockholders must surrender their Old Certificates pursuant to the Transfer Agent's instructions, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as the Company may require.

    Beginning with the Effective Date, each Old Certificate will, until surrendered and exchanged as described above, be deemed for all corporate purposes to evidence ownership of the whole number of shares of the Company's Common Stock into which the shares evidenced by such Old Certificate have been converted.

    No fractional shares of New Common Stock will be issued as a result of the Reverse Stock Split. In lieu of receiving fractional shares, stockholders who hold a number of shares not evenly divisible by the Split Number immediately prior to the Reverse Stock Split will be entitled to receive a whole share of New Common Stock for any fractional share at no additional cost. The number of shares of New Common Stock to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

CERTAIN EFFECTS OF THE REVERSE STOCK SPLIT

    The principal effect of the Reverse Stock Split will be to decrease the number of shares of Common Stock outstanding as follows:

                                                      SHARES OUTSTANDING      APPROXIMATE NUMBER OF
                                                        AS OF MARCH 6,         SHARES OUTSTANDING
EXCHANGE RATIO                                               1996           AFTER REVERSE STOCK SPLIT
----------------------------------------------------  ------------------  -----------------------------
1:3.................................................        13,851,118                4,617,040
1:4.................................................        13,851,118                3,462,780

    The shares of Common Stock to be issued pursuant to the Reverse Stock Split will be fully paid and nonassessable. The relative voting and other rights of holders of the Common Stock will not be altered by the Reverse Stock Split. The Company does not anticipate that the Reverse Stock Split will result in any material reduction in the number of holders of Common Stock.

    The Company notes that certain stockholders' post-Reverse Stock Split holdings may include an "odd lot" number of shares. In general, it is somewhat more difficult to purchase or sell an odd-lot number of shares, and transactions in odd lots are subject to higher commissions and other transaction costs applicable to so-called even lots.

    Although the outstanding shares will be reduced if the Reverse Stock Split is approved, if the related amendment to the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock and Preferred Stock (see Proposal No. 3) is also approved by the stockholders, the total number of shares authorized for issuance will not be affected. Accordingly, if the amendments are approved by the stockholders, the Company will have the ability to issue significantly more shares of Common Stock than is presently the case (up to the full amount of authorized shares), as the Board of Directors deems to be in the Company's best interests, without additional stockholder approval, except as may be required by applicable law, regulation, rules of any stock exchange or automated quotation system on which the Common Stock may then be listed. The issuance of such shares may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.

    The number of shares subject to outstanding warrants and options and conversion privileges, as well as the exercise price and conversion ratio therefor, will be proportionately adjusted to reflect the Reverse Stock Split.

    The Preferred Stock of the Company will be unaffected by the Reverse Stock Split except that the conversion ratios will be proportionately adjusted.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following description of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

    The Company has not sought and will not seek a ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences of the Reverse Stock Split. However, the Company believes that because the Reverse Stock Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have the following effects:

    The exchange of shares of Old Common Stock for shares of New Common Stock should not result in recognition of gain or loss (except in the case of the portion of the whole shares of New Common Stock received as a result of the rounding up to the nearest whole number of shares of New Common Stock in lieu of fractional shares as described above). The holding period for the shares and portions of shares of New Common Stock received in exchange for shares of Old Common Stock will include the stockholder's holding period for the shares of Old Common Stock exchanged therefor, provided that the shares of Old Common Stock were held as a capital asset. The portion of the shares of New Common Stock received as a result of rounding up for fractional shares will have a holding period commencing on the date of distribution. The adjusted basis of the shares of New Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor, increased by the income or gain recognized upon receipt of the portion of shares of New Common Stock attributable to the rounding up to a whole number of shares as described herein. The stockholder who receives an increased number of shares of New Common Stock as a result of the rounding up to the nearest whole number of such shares will be treated as if the Company has issued fractional shares to him in a disproportionate dividend distribution. Such stockholder should generally recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each share of New Common Stock attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property.

MISCELLANEOUS

    The Board of Directors may abandon the proposed Reverse Stock Split at any time before or after the Annual Meeting and prior to the filing of the Certificate of Amendment related thereto if for any reason the Board of Directors deems it advisable to do so. In addition, the Board of Directors may make any and all changes to the applicable Certificate of Amendment that it deems necessary to file the Certificate of Amendment with the Delaware Secretary of State and give effect to the Reverse Stock Split.

    No further action or authorization by stockholders would be necessary prior to the issuance of the additional shares of Common Stock authorized pursuant to the amendment unless applicable laws or regulations would require approval in a given instance.

RECOMMENDATION AND VOTE

    Assuming the presence of a quorum, the proposal to amend the Company's Certificate of Incorporation to effect the Reverse Stock Split requires the approval by the holders of a majority of the outstanding shares of Common Stock. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S
                     CERTIFICATE OF INCORPORATION TO EFFECT
                             A REVERSE STOCK SPLIT.

                                 PROPOSAL NO. 3
                                ITEM 3 ON PROXY
           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                  INCREASE THE AUTHORIZED NUMBER OF SHARES OF
                        COMMON STOCK AND PREFERRED STOCK

GENERAL

    On March 5, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, a resolution proposing that, if the Reverse Stock Split is approved by the stockholders, the Company should further amend its Certificate of Incorporation to ensure that after giving effect to the Reverse Stock Split, the authorized number of shares of Common Stock of the Company shall remain 50,000,000. Also on March 5, 1996, the Board adopted a resolution, subject to stockholder approval, proposing an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Preferred Stock of the Company from 12,500,000 to 15,000,000. If Proposal No. 2 regarding an amendment to the Company's Certificate of Incorporation is not approved by the stockholders, Proposal No. 3 will still be presented to the stockholders but with the effect that only the authorized number of shares of Preferred Stock will be increased. The proposal resolution also provides that the par value of the Company's Common Stock and Preferred Stock will remain $.0001 and $.00001 per share, respectively, following such amendments.

    The Certificate of Incorporation of the Company, as amended, currently authorizes 50,000,000 shares of Common Stock, 250,000 shares of Series A Stock, 250,000 shares of Series B Stock and 12,000,000 yet undesignated shares of
Preferred  Stock, of which         shares of the Common Stock, 166,667 shares of
the Series A Stock and 125,000 shares of the Series B Stock were issued and outstanding on the Record Date. In addition, as of the Record Date shares of Common Stock were subject to issuance upon exercise of outstanding warrants, convertible debentures and options previously issued by the Company
and         shares of Common Stock were reserved for issuance upon conversion of the 166,667 shares of Series A Stock outstanding. If the Reverse Stock Split is effected and the Certificate of Incorporation is not otherwise amended as provided in this Proposal 3, the authorized number of shares of Common Stock would be reduced to between 12,500,000 and 16,666,666 and the number of shares of Common Stock reserved for issuance would be proportionately reduced. Consequently, assuming the Reverse Stock Split is approved, approval of this proposal would result in a significant increase in the number of shares of Common Stock available for issuance by the Board of Directors of the Company in their discretion without stockholder approval.

PURPOSES OF THE INCREASE IN AUTHORIZED COMMON STOCK AND PREFERRED STOCK

    If approved, the increased number of authorized shares of Common Stock and Preferred Stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except as provided under Delaware law or the rules applicable to issuers listed on Nasdaq-NMS or any other national securities exchange or automated quotation system on which shares of Common Stock of the Company are at the time listed. The availability of additional shares for issuance (both Common and Preferred), without the delay and expense of obtaining the approval of stockholders, will afford the Company greater flexibility in acting upon future transactions.

    The additional authorized shares of Common Stock will result in more flexibility with respect to future issuances of Common Stock than existed prior to the Reverse Stock Split (if effected) since the number of authorized and reserved shares of Common Stock will be reduced as a result of the Reverse Stock Split but the number of shares of Common Stock will not be similarly reduced (if this Proposal No. 3 is approved). Furthermore, the issuance by the Company of several series of Preferred Stock over the past year has reduced the level of flexibility to issue additional series of Preferred Stock below that which existed prior to August 1995, when the Company first authorized the issuance of Preferred Stock. On March 8, 1996, the Company and the holders of the Series B Stock entered into a Purchase Agreement whereby the Company contracted to buy, among other things, all of the issued and outstanding Series B Stock from the holders thereof. The closing of the Purchase Agreement is scheduled on or prior to the Record Date and is subject to a number of closing conditions including adequate financing to fund the transaction.

    The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock of the Company now authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company. The additional shares of Preferred Stock for which authorization is sought would be of the same class of Preferred Stock of the Company currently authorized, and would be undesignated as to series. Under the Certificate of Incorporation of the Company, the Board of Directors is authorized to designate the terms of any new series of Preferred Stock, including dividend rates, voting rights, redemption prices and conversion or other special rights, if any, without further action by stockholders of the Company, except that the Company may not designate a series of Preferred Stock senior to (as to dividends, or upon liquidation) the Series A Stock of the Company or the Series B Stock of the Company without the consent of at least 51% of such holders, voting separately as a class.

    The additional shares of Common Stock and Preferred Stock proposed to be authorized would be available for issuance by the Board of Directors to oppose an attempt by another corporation or individual to acquire or to take control of the Company which management deemed not to be in the best interests of the Company. For example, the Company might seek to frustrate a takeover attempt by making a private sale of a large block of shares to a third party who was opposed to such an attempt or by issuing shares of Preferred Stock or stock rights to stockholders, which shares or rights would possess certain characteristics (such as conversion or redemption rights) upon an unfriendly attempted takeover. In addition, the Board of Directors has the ability to fix the relative rights and preferences of shares of the authorized Preferred Stock. These include, among other things, each share having more than one vote, voting as a separate class on certain matters, special conversion rights or redemption features, which features could be a significant factor in opposing any takeover attempt. In considering the desirability of having additional shares of Common Stock and Preferred Stock available which might be used to defeat attempts to acquire control of the Company, if the Board of Directors believed such attempts not to be in the best interest of the Company, stockholders should also consider that such availability might also lead to the frustration of takeover attempts which might be beneficial and such antitakover measures, if successful, could result in the continuation in office of the Company's incumbent management. There are no other "anti-takeover" measures that are currently part of the Company's charter documents, By-laws or other governing instruments other than as set forth in the Company's option plans or in employment agreements and severance agreements with certain senior officers. As discussed in Proposal 4 below, the Board of Directors has proposed that the Employee Plan be amended to provide for certain effects upon a change of control of the Company.

    The Company has considered from time to time the adoption of a "poison pill" or other plan which might involve the issuance of additional shares of Preferred Stock or Common Stock. However, to date, the Company has not made any determination to implement such a plan.

    Existing stockholders do not have preemptive rights with respect to future issuances of Common Stock or Preferred Stock by the Company and their respective interests in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value per share. As a consequence, the Board of Directors will, in the exercise of their fiduciary duties to the stockholders, weigh all the factors carefully, together with the needs and prospects of the Company, before committing to the issuance of further shares not requiring stockholder approval.

EFFECTIVENESS; RECOMMENDATION AND VOTE

    If the above described proposal is approved by the stockholders, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after such approval. The proposed amendment will become effective on the date of filing. Assuming the presence of a quorum, the proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock and Preferred Stock requires the approval by the holders of a majority of the outstanding shares of Common Stock. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
               OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
               OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER
                 OF SHARES OF COMMON STOCK AND PREFERRED STOCK.

                                 PROPOSAL NO. 4
                                ITEM 4 ON PROXY

                           CERTAIN AMENDMENTS TO THE
                                 EMPLOYEE PLAN

    On March 5, 1996, the Board of Directors adopted, subject to stockholder approval, amendments to the Employee Plan to provide that (i) the name of the Employee Plan will be changed to the "SA TELECOMMUNICATIONS, INC. 1994 EMPLOYEE STOCK OPTION PLAN" to reflect the current name of the Company, and (ii) all options granted under the Employee Plan will automatically vest upon a change of control of the Company and that in the event of a termination of employment following a change of control all options would be exercisable for a minimum of ninety (90) days. In connection with such amendments, the Company would also make certain conforming changes to the Employee Plan.

    A general description of the principal terms of the Employee Plan, the amendments approved by the Board of Directors, and the purposes of such amendments are set forth below. Although the Company believes that the following description provides a fair summary of the material terms of the Employee Plan, the description is qualified in its entirety by the text of the Employee Plan, including the amendments to be approved by the stockholders (which are provided in italics) which is attached to this Proxy Statement as EXHIBIT A.

GENERAL DESCRIPTION OF EMPLOYEE PLAN

    On July 11, 1994, the stockholders of the Company approved the Employee Plan. The purpose of the Employee Plan is to further the success of the Company and its affiliates by making available Common Stock for purchase by officers and employees of the Company and its affiliates, and thus to provide an additional incentive to such individuals to continue in the service of the Company and its affiliates and to give them a greater interest as stockholders in the success of the Company. The Employee Plan provides for the granting of non-qualified stock options ("NQSOs") as well as incentive stock options ("ISOs") (NQSOs and ISOs collectively, the "Employee Options") qualifying under Section 422 of the Code. Under the Employee Plan, 2,000,000 shares of Common Stock are reserved for granting as Employee Options. As of April 15, 1996, the Company had granted
Employee Options to purchase an aggregate  of          shares of Company  Common
Stock under the Employee Plan.

TERMS AND CONDITIONS

    The Employee Plan is administered by a committee comprised of two or more disinterested directors appointed by the Board of Directors of the Company (the "Stock Option Committee"). The Stock Option Committee has full and final authority to determine, subject to the provisions of the Employee Plan, the employees to whom, and the times at which Employee Options are granted under the Employee Plan and the number of shares and purchase price of Common Stock covered by each Employee Option. Furthermore, the Stock Option Committee has the authority to determine the terms and provisions of the respective option agreement (which need not be identical or consistent with respect to each optionee) including terms covering the payment of the option price, vesting schedules and forfeiture provisions with respect to the shares of Common Stock acquired upon exercise of an Employee Option.

    The option exercise price for ISOs may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant or one hundred ten percent (110%) of fair market value with respect to any ISO granted to a holder of ten percent (10%) or more of the Company's Common Stock. There is no minimum option exercise price requirement for NQSOs other than that the option exercise price must exceed the par value of such shares. The Employee Plan further directs the Stock Option Committee to set forth provisions in option agreements regarding the exercise and expiration of Employee Options according to stated criteria.

    The Employee Options have certain anti-dilution provisions and are not assignable or transferable, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, the options granted under the Employee Plan are exercisable only by the optionee or his or her guardian or legal representative. The Employee Options granted under the Employee Plan cannot be exercised more than ten years after the date of grant (five years with respect to a holder of ten percent (10%) or more of the Company's shares in the case of an ISO).

    No participant in the Employee Plan shall receive any grant of an Employee Option, whether ISOs or NQSOs, exercisable for more than 250,000 shares of Common Stock during any one fiscal year of the Company. An ISO may be granted to a participant only if such participant, at the time the ISO is granted, does not own, after application of the attribution rules of Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company.

    The preceding restrictions do not apply if at the time the ISO is granted the exercise price is at least one hundred ten percent (110%) of the fair market value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five (5) years from the date of grant.

    Pursuant to option agreements under the Employee Plan, if an optionee ceases to be an employee of the Company for any reason whatsoever subsequent to vesting, during the subsequent period (varying from 18 months after vesting to 30 months after vesting), the Company has the right, but not the obligation (the "Company Repurchase Option"), to require the optionee to sell to the Company the shares of Common Stock acquired by the optionee under such agreement.
Furthermore, under terms of the Employee Options as currently in effect, optionees are also subject to certain restrictions on sale of the shares of Common Stock acquired upon exercise of Employee Options for varying terms of 18 months to 30 months after vesting.

    The Employee Plan terminates on January 1, 2004. The Board may at any time suspend or terminate the Employee Plan prior to such time or may amend it from time to time in such respects as the Board may deem advisable. No amendment, suspension or termination, however, shall, without an optionee's consent, impair or negate any of the rights or obligations under any Employee Option previously granted to such optionee under the Employee Plan.

DESCRIPTION OF THE PROPOSED AMENDMENTS

    The Board of Directors of the Company proposes that the name of the Employee Plan be amended to reflect the current name of the Company effected by the amendment to the Certificate of Incorporation approved by the stockholders of the Company at the 1995 annual meeting. Accordingly, it is proposed that the name of the Employee Plan be changed to the "SA Telecommunications, Inc. 1994 Employee Stock Option Plan."

    The Board of Directors has adopted certain additional amendments to the Employee Plan addressing situations following a change of control of the Company. The proposed amendments will add a defined term to the Employee Plan for a change of control of the Company. Change of control is generally defined to mean (i) the consummation of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which shares of the Company's Common Stock are converted into cash, securities or other property, (ii) a sale or other transfer of all or substantially all of the assets of the Company, (iii) stockholder approval of a proposal to liquidate or dissolve the Company, (iv) a person shall become the beneficial owner of 30% or more of the Company's outstanding Common Stock (except for those who had such beneficial ownership prior to May 31, 1996) or (v) during the period of any two consecutive years, individuals at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof. In each instance, such events are subject to certain exclusions. In addition, upon a change in control, provisions of the Employee Plan requiring termination of Employee Options upon termination of the employment of the holder will not apply except for a termination due to conviction for a felony or a crime involving moral turpitude. The definition of "change of control" is set forth in Section 2(b) included as EXHIBIT A hereto.

    The Employee Plan would be amended to provide that following a change of control, all options granted thereunder would be deemed to vest immediately and that the Company Repurchase Option and Salability Restrictions provided in the Employee Plan or any option agreement under the Plan would be considered void and of no further force and effect. This amendment would be accomplished by adding a new Section 18 to the Employee Plan. The full text of such amendment is included in EXHIBIT A hereto.

    The Board of Directors believes that the adoption of such amendments to the Employee Plan is important to minimize the uncertainty created by a change in control of the Company which might result in the loss or distraction of key employees to the detriment of the Company and its stockholders. The Board of Directors considers the avoidance of such loss and distraction to be essential in protecting and enhancing the best interests of the Company and its stockholders. The Board also believes that when a change in control is perceived as imminent, or is occurring, the Board should be able to receive and rely on disinterested service from executives and key employees regarding the best interests of the Company and its stockholders, without concern that such person might be distracted or concerned by the personal uncertainties and risks created by the perception of an imminent or occurring change of control.

    The Board of Directors believes that the change of control amendments would, if adopted, be a negative factor considered by any potential purchaser of the Company desiring to effect a change of control. Accordingly, stockholders should carefully read the discussion above which describes those change of control amendments and their purposes and effects.

NEW PLAN BENEFITS

    Because the amendments proposed to be made to the Employee Plan do not substantively affect the number or dollar value of the benefits to be received by participants thereunder unless and until there has been a change of control of the Company, it is not possible to determine the dollar value or the number of shares that will be received under the Employee Plan as so amended. However, please refer to "Executive Compensation" for information regarding the total number of stock options granted to the executive officers during fiscal 1995 and the value of all options held by such persons at December 31, 1995. Non-executive officers, as a group, received options exercisable for an aggregate of 305,000 shares of Common Stock during fiscal 1995 under the Employee Plan. Each of these grants, including those to executive officers, have exercise prices of $1.75 or $1.93 per share. The number of Employee Options granted under the Employee Plan in 1995 is not necessarily indicative of the number of shares subject to Employee Options to be granted in the future.

    As  of April  15, 1996,  there were  outstanding options  exercisable for an
aggregate of       shares of Common Stock by employees (and employee  directors)
of the Company including both grants under and exclusive of any plan.

RECOMMENDATION AND VOTE

    Approval of the proposed amendments to the Employee Plan is one of the conditions of Rule 16b-3, a rule promulgated by the Securities and Exchange Commission that provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the acquisition of Common Stock underlying Employee Options.

    Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting, in person or by proxy, is necessary for the adoption of the proposed amendment. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     THE APPROVAL OF THE PROPOSAL TO AMEND
                               THE EMPLOYEE PLAN.

                                 PROPOSAL NO. 5
                                ITEM 5 ON PROXY

         RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Company has appointed the firm of Price Waterhouse LLP to serve as independent public accountants of the Company for the fiscal year ending December 31, 1996. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Price Waterhouse LLP has served as independent public accountants of the Company with respect to the Company's financial statements for fiscal 1994 through 1995 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Price Waterhouse LLP, the Board of Directors may reconsider the appointment.

    Representatives of Price Waterhouse LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

    On November 3, 1994, upon the recommendation of the Audit Committee of the Board of Directors, the Board unanimously selected Price Waterhouse LLP to serve as independent auditors for the Company and its subsidiaries for the fiscal year ended December 31, 1994. In so doing, the Board dismissed King, Burns & Company and engaged Price Waterhouse LLP effective as of such date.

    The audit reports of King, Burns & Company on the Company's financial statements for the years ended December 31, 1993 and 1992 contained no adverse opinions or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    In connection with the audits of the fiscal years ended December 31, 1993 and 1992 and the subsequent interim period through November 3, 1994, there were no disagreements ("Disagreements") as defined in item 304(a)(1)(iv) and the Instructions to Item 304 of Regulation S-K promulgated pursuant to the Exchange Act ("Regulation S-K"), between the Company and King, Burns & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which Disagreements if not resolved to their satisfaction would have caused King, Burns & Company to make reference in connection with their opinions to the subject matter of the Disagreement.

    In connection with the audits of the fiscal years ended December 31, 1993 and 1992 and the subsequent interim period through November 3, 1994, there were no reportable events ("Reportable Events") as defined in item 304(a)(1)(v) of Regulation S-K and the Instructions to Item 304 of Regulation S-K.

    The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on November 3, 1994 (the "November Form 8-K") reporting this change in its independent auditors. King, Burns & Company previously furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the Company's statements included in the November Form 8-K, except that King, Burns & Company was not in a position to agree or disagree with the statement that the change was recommended by the Audit Committee of the Board. A copy of the King, Burns & Company letter is attached as an exhibit to the November Form 8-K.

    Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the meeting in person or by proxy, is necessary for the adoption of the proposal. Proxies will be voted for or against such adoption in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
              TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS
               INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR
                   THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                                 PROPOSAL NO. 6
                                ITEM 6 ON PROXY

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

    The Board of Directors of the Company knows of no matters, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares of Common Stock represented by such proxy in accordance with their judgment.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

    At March 31, 1996, the executive officers and directors of the Company were as follows:

NAME                                        AGE                             POSITION
--------------------------------------      ---      -------------------------------------------------------
Jack W. Matz, Jr......................          46   Director (since 1989), Chairman and Chief Executive
                                                     Officer (1)(6)
Paul R. Miller........................          53   Director (since 1995), President and Chief Operating
                                                     Officer (1)(6)
J. David Darnell......................          50   Director (since 1993), Vice President-Finance and Chief
                                                     Financial Officer (1)(6)
Terry R. Houston......................          55   Director (since 1994), Vice President-Telecom
                                                     Acquisitions (5)
Lynn H. Johnson.......................          47   Vice President, General Counsel and Secretary
Igor I. Mamantov......................          54   Director (since 1993) and Vice President (4)
John Q. Ebert.........................          55   Director (since 1990) (5)
Howard F. Curd........................          31   Director (since September 1995) (4)

NAME                                        AGE                             POSITION
--------------------------------------      ---      -------------------------------------------------------
Dean A. Thomas........................          76   Director (since 1992) (1)(2)(5)
Barry J. Williams, M.D................          51   Director (since 1992) (5)
Pete W. Smith.........................          41   Director (since 1993) (1)(3)(6)
Thomas L. Cunningham..................          52   Director (since 1995) (2)(3)(4)
John H. Nugent........................          51   Director (since 1995) (2)(3)(4)
Rueben F. Richards....................          39   Director (since March 1996) (4)

------------------------
(1) Member of the Executive Committee

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Class I Director (term expiring 1999, if elected)

(5) Class II Director (term expiring 1997)

(6) Class III Director (term expiring 1998)

    The following is a description of the business experience of and other matters concerning the Company's executive officers and directors.

    JACK W. MATZ, JR. serves as Chairman of the Board and Chief Executive Officer of the Company. For more than eight years, Mr. Matz served as President and a director of the Company and its predecessor, Strategic Abstract & Title Corporation. Mr. Matz has also served as director and/or executive officer of the following privately held corporations: Strategic Industries, Inc., an investment company (1982-1989); El Dorado Systems (Canada), Inc., a computer systems firm (1983-1986); HCS Drilling and Operating Corporation, an oil and gas firm (1981-1984) and Koewell Oil and Gas Corporation (1980-1981). Prior to these relationships, Mr. Matz held numerous positions with Chrysler Corporation, ending with zone sales manager for the Rocky Mountain States in 1981. Strategic Industries, Inc. filed a petition under Chapter 11 of the Federal Bankruptcy Code in 1990. Mr. Matz was not an employee, executive officer or director of such entity at the time of the filing. In June 1991, Mr. Matz filed a petition under Chapter Seven of the Federal Bankruptcy Code. The personal bankruptcy, discharged the actual and contingent liabilities that Mr. Matz guaranteed or incurred on behalf of Strategic Industries, Inc.

    PAUL R. MILLER was elected President, Chief Operating Officer and a director of the Company in February 1995. He previously served as Executive Vice President of Long Distance Network, Inc. ("LDN") since 1991. LDN was acquired by the Company in March 1994 and is currently a wholly owned subsidiary of the Company. Mr. Miller's career in telecommunications began in 1981 with U.S. Telephone, Inc. as a member of the management team. His last position with that company was Vice President of Sales, Southwest. He left U.S. Telephone, Inc. in 1984 and for the next two years was involved in other start-up companies concentrating in the field of telecommunications. In 1986, Mr. Miller was appointed Vice President of Sales, North Region for ClayDesta Communications and directed that company's sales effort. He left ClayDesta in 1988 to join Telesphere International, Inc. as Vice President of Sales where he directed a nationwide sales force until joining LDN. The Company is currently in litigation with Silvio Avyam, who was formerly a consultant responsible for operations of a Company subsidiary in Guatemala. In connection with the termination of the agreement with Mr. Avyam, the Company relocated its offices to another location in Guatemala. Mr. Avyam has filed a criminal complaint in Guatemala City, Guatemala against Paul Miller and others claiming that the personal property which was relocated belonged to Mr. Avyam personally and not the Company.

    J. DAVID DARNELL was appointed Vice President-Finance and Chief Financial Officer of the Company in October 1993 and became a director of the Company in December 1993. From December 1989 through September 1993, Mr. Darnell was Chief Financial Officer and a minority owner of Message Phone, Inc., a privately held intellectual property company which develops patents and licenses technology for the telecommunications industry. From 1986 through November 1989, Mr. Darnell held several key financial management positions with TIC United Corporation, a privately held conglomerate and a group of privately owned insurance companies, the largest of which was American Equitable Life Insurance Company. Mr. Darnell is a certified public accountant.

    TERRY R. HOUSTON has served as Vice President-Acquisitions and a director of the Company since July 1994. Prior to that time he served as President and Chief Executive Officer of LDN since 1989. Mr. Houston spent ten years with Southwestern Bell Corporation from 1971 to 1981, before leaving to join U.S. Telephone, Inc. where he held various positions, the last being Regional Manager of Major Accounts. From 1984 to 1987, Mr. Houston was Vice President of Metromedia Long Distance. In January 1987, Mr. Houston joined ClayDesta Communications where he spent approximately fourteen months.

    LYNN H. JOHNSON has served as the Company's General Counsel and Secretary since September 1995, and was elected a Vice President in January 1996. Ms. Johnson served as Counsel-Corporate Acquisitions and Finance at Electronic Data Systems Corporation from August 1990 to June 1995. From 1979 to July, 1990, Ms. Johnson was a partner and an associate in the corporate section of the law firm of Hughes & Luce in Dallas, Texas.

    IGOR I. MAMANTOV was appointed Vice President of the Company in October 1992, became President of Baltic States/CIS Ventures, Inc., a wholly owned subsidiary of the Company, in November 1992 and was appointed to the Board of Directors of the Company in July 1993. For the past five years, Mr. Mamantov has been consulting others in product development and distribution in the Eastern European markets through his company, Dallas International Marketing, Inc. Prior to organizing this company, Mr. Mamantov was associated with Ideal Industries, Inc., Parker Pen Company, and Ridge Tool Company, managing and developing their foreign marketing and distribution divisions.

    JOHN Q. EBERT has served as a director since April 1990 and served as Secretary of the Company from April 1990 to August 1995. He joined the Company as Vice President in December of 1993. Mr. Ebert was formerly the Chairman of the Board and Chief Executive Officer of Redlake Corporation of Carmel, Indiana. Prior to Mr. Ebert's association with Redlake, he was President and Chief Executive Officer of ATEK Information Services, an information services company. ATEK was acquired in January 1992 by Redlake Corporation. Before the ATEK relationship, Mr. Ebert was President of The Ebert Corporation, a Michigan corporation engaged in the development and administration of computerized appraisals and property databases for property tax administration.

    HOWARD F. CURD was elected as a director of the Company in September 1995. Mr. Curd is President, CEO, Director and shareholder of Jesup & Lamont Group Holdings, Inc., a diversified financial holding company. Jesup & Lamont Group Holdings, Inc. operates primarily through its two operating subsidiaries, Jesup & Lamont Securities Corporation, a fully registered NASD broker/ dealer, and JLCM, a full service investment bank and financial advisory company. Mr. Curd is Chairman, President and CEO of Jesup & Lamont Securities Corporation and a Managing Director of JLCM. He has held such positions for more than five years.

    DEAN A. THOMAS was elected as a director of the Company in March 1992. Mr. Thomas is a retired insurance executive and actuary and was associated with Lincoln National Life Insurance Company in various management capacities. He retired in 1983 as a Vice President of Lincoln National Life after 40 years of service. Since 1983, Mr. Thomas has been active as a business consultant to insurance companies and others.

    BARRY J. WILLIAMS, M.D. has served as a member of the Board of Directors of the Company since March 1992. Dr. Williams is a family practitioner in Plano, Texas. In addition to being the former

Chief of Staff of HCA Medical Center of Plano and Vice Chairman of the Board of Trustees, Dr. Williams has served on the Board of Directors of Koewell Oil & Gas Corp., Strategic Industries, Inc., United City Corporation and West Plano Medical Center, Inc.

    PETE W. SMITH was elected to the Board of Directors of the Company in July 1993. Since 1971, Mr. Smith has been the President of Spectrum International Corp., a distributor of tools, test equipment and maintenance related products in the electronics and telecommunications industries. Mr. Smith has also been President of PulseTech Products Corp., a distributor of battery enhancement devices, since August 1994.

    THOMAS L. CUNNINGHAM, was elected to the Board of Directors of the Company in July 1995. Mr. Cunningham has been employed since May 1995 at Rauscher Pierce Refsnes, Inc., a subsidiary of Inter-Regional Financial Group, Inc., as a vice president and senior investment research analyst. From January 1993 to March 1995, Mr. Cunningham was employed as a securities analyst at William K. Woodruff & Company Incorporated. From August 1992 to January 1993, he served as Chief Operating Officer of Healthcare Billing Management, Inc., Medical Infusion Technologies, Inc. and fifteen additional privately-owned related entities engaged in providing outpatient infusion services to oncology patients. From June 1963 (partner since 1979) to September 1991, he was associated with Ernst & Young and predecessor "Ernst" firms. From September 1991 to August 1992 and during April 1995, he was a self-employed business consultant operating as Cunningham Enterprises. Mr. Cunningham has been a director of Bluebonnet Savings Bank FSB, Dallas, Texas, a federally chartered savings bank that is privately owned, since December 1991. He is a member of the National Association of Corporate Directors and American Institute of Certified Public Accountants. Mr. Cunningham is licensed as a Certified Public Accountant and under NASD Series 24 and Series 7.

    JOHN H. NUGENT was elected to the Board of Directors of the Company in July 1995. Mr. Nugent has been employed by CDx, Inc., a physiological laboratory involved in monitoring cardiac patients over the public switched telephone network, as Vice President and Director since January 1995. Mr. Nugent has served as an Adjunct Professor of advanced accounting and corporate finance courses at the University of Dallas (Graduate School of Management) since 1982. From September 1985 to 1992, Mr. Nugent was President and a member of the Board of Directors of AT&T/DATOTEK, INC., a wholly owned subsidiary of American Telephone and Telegraph Company ("AT&T"). During approximately this same period, Mr. Nugent served as President and a member of the Board of Directors of Aviation Technologies and Systems, Ltd., a joint venture owned principally by AT&T. Mr. Nugent is a certified public accountant.

    REUBEN F. RICHARDS, was elected as a director of the Company in March 1996. Mr. Richards has been Senior Managing Director of JLCM since June 1994. From January 1990 through June 1994, Mr. Richards was a principal of Hauser Richards & Co., Inc., an investment firm. Mr. Richards was also President and Chief Operating Officer of Emcore Technology Corporation, a privately held compound semiconductor equipment manufacturer, since October 1995.

BOARD OF DIRECTORS; ELECTION OF OFFICERS

    The Company has a classified Board of Directors currently comprised of three separate classes, each of which serves for three (3) years, with one class being elected each year. All directors hold office for their elected term or until their respective successors are duly elected and qualified, except that Messrs. Curd and Richards have agreed to resign from the Board at the time the contractual obligations giving rise to their nominations are no longer in effect. If a director should be disqualified or unable to serve as a director, the vacancy so arising may be filled by the Board for the unexpired portion of the term period. All officers serve at the discretion of the Board. There are no family relationships between members of the Board of Directors or any executive officers of the Company.

COMMITTEES, MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

    The Board of Directors conducts its business through meetings of the Board and through its numerous committees. In accordance with the Bylaws of the Company, the Board of Directors has established, among other committees, an Executive Committee, an Audit Committee and a Compensation Committee.

    EXECUTIVE COMMITTEE. The Executive Committee exercises broad authority including the powers of the Board between meetings of the entire Board other than such power and authority as Delaware Corporation Law specifically prohibits a committee of the Board from performing. This committee is currently comprised of Messrs. Matz, Miller, Darnell, Thomas and Smith.

    AUDIT COMMITTEE. The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants. Such functions include recommending to the Board of Directors the firm to be engaged as independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of the audit; consulting with the independent public accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; and approving professional services by the independent public accountants. The Audit Committee is limited to directors who are not officers or employees of the Company or any of its subsidiaries and currently is comprised of Messrs. Cunningham, Nugent and Thomas.

    COMPENSATION COMMITTEE. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning major compensation policies and compensation of executive employees. This committee is comprised of Messrs. Nugent, Cunningham and Smith.

    COMMITTEE MEETINGS. During the fiscal year ended December 31, 1995, the Board of Directors met 13 times. During the year, the Compensation Committee met once, and the Audit Committee met once. There were no meetings of the Executive Committee during the year. During fiscal 1995, each director attended at least 75% of the total of all meetings of the Board of Directors and any committee on which he served.

    COMPENSATION OF DIRECTORS. The Company has historically granted stock options (at market price or above) in lieu of directors fees to its various directors. Since the adoption of the Director Option Plan, options have generally been granted to directors under that plan. No other compensation was paid to the members of the Board of Directors of the Company (in such capacity) during fiscal 1995.

                   OUTSIDE DIRECTOR STOCK GRANTS DURING 1995

                                                                          1994 NON-EMPLOYEE DIRECTOR PLAN
                                                                ---------------------------------------------------
                                                                   NUMBER OF SECURITIES       EXERCISE PRICE PER
DIRECTOR                                                        UNDERLYING OPTIONS GRANTED         SHARE (1)
--------------------------------------------------------------  --------------------------  -----------------------
Barry J. Williams.............................................              12,500                 $   1.875
Pete W. Smith.................................................              17,500                     1.875
Thomas L. Cunningham..........................................              20,000                     1.875
John H. Nugent................................................              20,000                     1.875
Howard F. Curd................................................              15,000                     2.125
Dean A. Thomas................................................              17,500                     1.875
                                                                          --------

TOTAL OPTIONS GRANTED.........................................             102,500

------------------------
(1) The exercise price of the options, in each case, was based upon the market value of the Common Stock of the Company on the date of each respective option grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following information is furnished for the years ended December 31, 1995, 1994 and 1993 with respect to the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose total salary during 1995 exceeded $100,000. No other executive officer of the Company received total salary compensation for services rendered to the Company during fiscal 1995 in excess of $100,000.

                                                                                                LONG-TERM
                                                                                              COMPENSATION
                                                                                                 AWARDS
                                                                                              -------------
                                                                                  ANNUAL       SECURITIES
                                                                               COMPENSATION    UNDERLYING
                 NAME AND PRINCIPAL POSITION                    FISCAL YEAR    SALARY $ (1)    OPTIONS (#)
-------------------------------------------------------------  -------------  --------------  -------------
Jack W. Matz, Jr. ...........................................         1995    $   203,750(2)       170,000
  Chairman of the Board and                                           1994        150,000           80,000
  Chief Executive Officer                                             1993        172,000(3)       280,000

Paul R. Miller ..............................................         1995        160,000          135,000
  President and Chief Operating Officer                               1994        126,323(4)        25,000

J. David Darnell ............................................         1995        114,000          118,750
  Vice President-Finance and                                          1994         68,000           52,500
  Chief Financial Officer                                             1993         15,000(5)        65,000

Terry R. Houston ............................................         1995        185,000          110,000
  Vice President, Acquisitions                                        1994        163,636(4)        40,000

------------------------
(1) None of the executive officers listed received any annual compensation not properly categorized as salary, except for certain perquisites and other personal benefits which are not shown because the aggregate amount of such compensation, if any, to such individuals during the applicable fiscal year did not exceed the lesser of $50,000 or 10% of total reported salary and bonus.

(2) Includes $40,000 paid in 1995 which represented accrued compensation for 1994.

(3) Includes $70,000 paid in 1993 which represented accrued compensation for 1992.

(4) Amount shown reflects salary paid to Mr. Miller and Mr. Houston from March 1, 1994, the beginning date of their employment with the Company, through December 31, 1994.

(5) Amount shown reflects salary paid to Mr. Darnell from October 1, 1993, the beginning date of his employment with the Company, through December 31, 1993.

    For  information regarding  the contractual compensation  to be  paid to the
above  named   executive   officers,   see   "--   Employment   Agreements   and
Change-In-Control Arrangements."

STOCK OPTION GRANTS IN FISCAL 1995

    The following table provides information related to the stock options granted to the named executive officers during fiscal 1995.

                                                                          INDIVIDUAL GRANTS
                                               ------------------------------------------------------------------------
                                                    NUMBER OF           PERCENT OF
                                                   SECURITIES          TOTAL OPTIONS
                                                   UNDERLYING           GRANTED TO         EXERCISE
                                                 OPTIONS GRANTED       EMPLOYEES IN          PRICE
                    NAME                             (#)(1)             PERIOD (2)        (PER SHARE)   EXPIRATION DATE
---------------------------------------------  -------------------  -------------------  -------------  ---------------
Jack W. Matz, Jr.............................          170,000                 19%         $    1.93          1-17-2000
                                                                                                           to 5-12-2000
Paul R. Miller...............................          135,000                 15%              1.75          1-17-2000
                                                                                                           to 5-12-2000
J. David Darnell.............................          115,750                 13%              1.75          1-17-2000
                                                                                                           to 5-12-2000
Terry R. Houston.............................          110,000                 12%              1.75          1-17-2000
                                                                                                           to 5-12-2000

------------------------
(1) On January 17 and May 12, 1995, the Board of Directors granted the options listed in the chart above under the Employee Plan. The options are non-transferable and forfeitable if the executive leaves the Company for any reason. After a six-month waiting period from the date of grant, the shares acquired upon exercise may only be sold over periods varying from eighteen months to twenty-four months and are subject to repurchase by the Company under certain circumstances. See "Proposal No. 4 -- Amendments to the Employee Plan."

AGGREGATED OPTION EXERCISES IN FISCAL 1995 AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information concerning the exercise of options by each of the named executive officers during fiscal 1995, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1995. Also reported are values of "in-the-money" options that represent the possible spread between the respective exercise prices of outstanding stock options and $2.50 per share, which was the market value of the Company's Common Stock as of December 31, 1995.

                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING
                                                                  UNEXERCISED         VALUE (2) OF UNEXERCISED
                                                                   OPTIONS AT           IN-THE-MONEY OPTIONS
                                                                  YEAR-END (#)            AT YEAR-END ($)
                                      SHARES        VALUE     --------------------  ----------------------------
                                   ACQUIRED ON    REALIZED      EXER-     UNEXER-       EXER-         UNEXER-
              NAME                 EXERCISE (#)    ($)(1)      CISABLE    CISABLE    CISABLE (3)      CISABLE
---------------------------------  ------------  -----------  ---------  ---------  -------------  -------------
Jack W. Matz, Jr. (4)............      256,280   $   271,888    965,720    800,000  $   1,300,660  $   1,000,000
Paul R. Miller...................          -0-           -0-    160,000        -0-        101,250            -0-
J. David Darnell.................          -0-           -0-    226,250        -0-        199,582            -0-
Terry R. Houston.................          -0-           -0-    150,000        -0-         82,500            -0-

------------------------
(1) Market value of the underlying securities at exercise date minus the exercise price.

(2) Market value of the underlying securities at December 31, 1995 minus the exercise price.

(3) With respect to Employee Plan stock options, the shares acquired upon exercise are subject to varying resale restrictions over a period of 18 or 24 months after vesting of the option (vesting generally occurs six months after the date of grant) and repurchase rights by the Company.

(4) Mr. Matz has 200,000 shares exercisable and 800,000 shares unexercisable under his Employment Agreement described below.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

    Effective March 24, 1995, the Company entered into an Employment Agreement with Jack W. Matz, Jr. which was amended effective January 1, 1996 on March 13, 1996.

    The current Employment Agreement with Mr. Matz will expire on March 24, 2000, unless terminated earlier as provided therein, including termination by the Company with or without cause. In the event Mr. Matz is terminated for cause (defined in the Employment Agreement to include such reasons as an act of dishonesty on the part of Mr. Matz constituting a felony or intended to result in substantial gain or personal enrichment at the expense of the Company, his willful failure to perform his duties and a determination by 75% of the members of the Board of Directors to terminate the Employment Agreement), Mr. Matz shall be entitled to receive only the base salary being paid to him at such time, through the date of termination. The Employment Agreement may also be terminated by the Company at any time without cause upon 30 days written notice to Mr. Matz. In the event of this termination without cause, Mr. Matz shall be entitled to continue to receive the base salary effective at the time of termination, and to continue to participate in all regular employee benefit plans, for a period of two and one-half (2 1/2) years or until March 23, 2000, whichever occurs earlier. Mr. Matz may voluntarily terminate the Employment Agreement at any time upon 30 days written notice to the Company, in which event he shall be entitled to receive only his base pay in effect at that time through the date of termination.

    The Employment Agreement provides that Mr. Matz shall be paid an annual base salary of $150,000, subject to increase, at Mr. Matz's option, to a level equal to the highest salary level being paid to any other employee of the Company from time to time during Mr. Matz's employment period. As a result of this feature of Mr. Matz's Employment Agreement, Mr. Matz currently receives an annual base salary equivalent to Mr. Terry Houston, the Company's Vice President-Telecom Acquisitions, of $175,000. Additionally, Mr. Matz is entitled to receive annual cash bonuses based upon the attainment by the Company of certain annual consolidated net income levels, as follows:

ANNUAL NET                   PERCENTAGE TO BE PAID
INCOME LEVEL                 AS BONUS COMPENSATION
---------------------------  ------------------------------------------------------------------------
$0 -- 200,000                1% of net income up to and including $200,000
$200,001 -- 1,200,000        4% of net income from $200,001 up to and including $1,200,000
$1,200,001 and above         8% of net income above $1,200,000

    For purposes of this bonus, net income is the net income of the Company and its consolidated subsidiaries determined in accordance with generally accepted accounting principles as reflected in the Company's audited financial statements, excluding the effect of income taxes and including cash bonuses paid to any employee or consultant other than Mr. Matz and 50% of goodwill amortization expense for such year.

    Mr. Matz may also be awarded additional bonuses, at the discretion of the Board of Directors.

    The Employment Agreement also provides that Mr. Matz will be entitled to receive stock options entitling Mr. Matz to purchase up to an aggregate of 60,000 shares of Common Stock of the Company, in three 20,000 share allotments, to be granted at such time that the annual earnings per share of the Company and its subsidiaries (on a consolidated basis) exceed, for the first time, $.01, $.15 and $.25 earnings per share, respectively. Any option granted under this provision of Mr Matz's Employment Agreement shall be exercisable for a period of five (5) years from the date of grant and shall have an exercise price equal to the fair market value of the Common Stock on the date of grant.

    Effective March 24, 1995, in connection with Mr. Matz's agreement to release any and all claims against the Company under any prior agreements relating to his employment with the Company, Mr. Matz was granted an option to acquire up to 1,000,000 shares of Common Stock at an exercise price of $1.25 per share. This stock option, which is exercisable for up to five years after full vesting, vested as to 200,000 shares of Common Stock on the date of grant, March 24, 1995, 160,000 shares of Common Stock on March 24, 1996 and vests as to an additional 160,000 shares of Common Stock on each of the four anniversaries thereafter. However, if Mr. Matz is terminated by the Company without cause, such stock option will become immediately exercisable, and will remain exercisable for two (2) years thereafter, with respect to a number of shares of Common Stock equal to 500,000 plus all vested but unexercised options then outstanding, but in no event in excess of 1,000,000 shares. The price to be paid for the shares of Common Stock to be issued pursuant to the exercise of this option may be paid at the option of Mr. Matz (i) in cash, (ii) through a combination of cash and a promissory note, or (iii) by the delivery to the Company of an equivalent number of shares of Common Stock.

    In the event Mr. Matz is no longer employed by the Company prior to March 24, 2000, the Company may repurchase any or all of the shares of Common Stock, in excess of 500,000 shares of Common Stock, acquired by Mr. Matz pursuant to the exercise of the options issued in connection with the Employment Agreement. The price payable by the Company in connection with any such repurchase shall be equal generally to the fair market value of such shares at the date of the repurchase and shall be payable, at the option of the Company, in cash or by the delivery of a promissory note of the Company.

    Mr. Matz also has the right to require the Company to register for sale, on three separate occasions between April 1, 1996 and March 23, 2000, any or all of the shares of Common Stock acquired as a result of the exercise of the options issued in connection with the Employment Agreement.

    On March 13, 1996, the Company entered into an Employment Agreement with Paul R. Miller effective as of January 1, 1996. The Employment Agreement will expire on December 31, 1998, but is automatically extended for additional successive one-year terms thereafter unless the agreement is terminated by the Company or Mr. Miller upon at least 60 days prior written notice as provided therein. Similar to Mr. Matz's employment agreement, if the Employment Agreement with Mr. Miller is terminated with cause, he is entitled to the base salary earned by him to the date of termination. Pursuant to the terms of Mr. Miller's Employment Agreement, he is entitled to an annual base salary of $160,000.

    Additionally, Mr. Miller is entitled to receive annual cash bonuses based upon the attainment by the Company of certain annual consolidated net income levels (calculated in generally the same method as set forth in Mr. Matz's Employment Agreement), as follows:

ANNUAL NET                   PERCENTAGE TO BE PAID
INCOME LEVEL                 AS BONUS COMPENSATION
---------------------------  ------------------------------------------------------------------------
$0 -- $250,000               None
$250,001 to $500,000         1% of net income up to and including $500,000
$500,001 -- $1,200,000       2% of net income from $500,001 up to and including $1,200,000
$1,200,001 and above         5% of net income above $1,200,000

    Mr. Miller may also be awarded additional bonuses, at the discretion of the Board of Directors.

    The Employment Agreement with Mr. Miller also provides that he will be entitled to receive stock options entitling Mr. Miller to purchase up to an aggregate of 60,000 shares of Common Stock of the Company, in three 20,000 share allotments, to be granted at such time that the annual earnings per share of the Company and its subsidiaries (on a consolidated basis) exceed, for the first time, $.01, $.15 and $.25 earnings per share, respectively. Any option granted under this provision of Mr. Miller's Employment Agreement shall be exercisable for a period of five (5) years from the date of grant and shall have an exercise price equal to the fair market value of the Common stock on the date of grant. Mr. Miller has the right to require the Company to register for resale, on two separate occasions after

January 1, 1997 and until the later of December 31, 1998 or the final termination date of any automatic extension of his Employment Agreement, any and all of the shares of Common Stock acquired as a result of the exercise of these options.

    In the event Mr. Miller is no longer employed by the Company on the later to occur of December 31, 1998 or, if his Employment Agreement is automatically extended, the date of termination as so extended, the Company may repurchase any or all of the shares of the Common Stock, in excess of 500,000 shares of Common Stock, acquired by Mr. Miller pursuant to the exercise of the options issued in connection with the Employment Agreement. The price payable by the Company in connection with any such repurchase shall be equal generally to the fair market value of such shares at the date of the repurchase and shall be payable, at the option of the Company, in cash or by the delivery of a promissory note of the Company.

    Mr. Houston entered into an Employment Agreement with LDN, effective April 1, 1994, which expires on April 1, 1999. The agreement may be terminated by the Company for "cause", which includes, among other reasons, a violation by Mr. Houston of any material term of the applicable Employment Agreement, the breach of the Sale and Purchase Agreement between the Company and LDN pursuant to which the Company acquired LDN, or a breach of the Confidentiality and Non-Compete Agreement which was entered into by Mr. Houston in connection with the Company's acquisition of LDN. Pursuant to his Employment Agreement, Mr. Houston is entitled to a base salary of $175,000 and to receive bonuses at the discretion of the Board of Directors of the Company. Upon the termination of his employment prior to the expiration of the Employment Agreement, the Company may purchase, and Mr. Houston may require the Company to purchase in the event of any such termination without cause, any or all shares of the Company's Common Stock held by him at the date of such termination. The price payable by the Company the case of any such purchase case shall be equal generally to the price allocated to such shares at the time of the issuance thereof to the employee in connection with the LDN acquisition.

    The Company entered into a Severance Agreement with Mr. Darnell in lieu of any rights Mr. Darnell previously had under an employment agreement with the Company dated August 8, 1993, except for his right to receive formula bonuses based on the annual profitability of the Company determined by measuring gross income less all operating expenses on a consolidated basis. Generally, should the Company have profits of between $500,001 and $1,500,000 or profits in excess of $1,500,000, Mr. Darnell is eligible to receive a bonus of 1.5%, respectively, of such profits. Under the Severance Agreement, Mr. Darnell will be entitled to receive as severance 150% of his annual salary in effect on the date of a change of control of the Company if he is terminated for any reason (other than death, voluntarily or due to a conviction of a felony involving a crime of moral turpitude) within one year after such change of control. Change of control under the Severance Agreement is defined in generally the same manner as in the proposed amendment to the Employee Plan discussed under Proposal No. 4 above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal 1993, Jack W. Matz, Jr. and Igor I. Mamantov, directors of the Company, made loans to the Company in the original principal amounts of $72,000 and $60,000, respectively. Each of these loans were repaid during the year ended December 31, 1993, including accrued interest at 12% per annum. In connection with these loans, each such director was granted an option to purchase (i) one share of Common Stock and (ii) one Common Stock purchase warrant for each $.75 of principal amount loaned to the Company at an exercise price of $.75 per share for the option and $.94 for the warrant. The Company granted options and warrants to purchase an aggregate of 352,000 shares of Common Stock to Messrs. Matz and Mamantov in this regard. The options expire on May 1, 1998 and the warrants expire on May 1, 2003. Neither Messrs. Matz nor Mamantov exercised any such options or warrants during the year ended December 31, 1995.

    On February 17, 1995, Messrs. Matz, Thomas, Houston, Williams and Smith each made a loan in the principal amount of $25,000 and Mr. Miller made a loan in the principal amount of $20,000 to the Company with an interest rate of 12% per annum. The loans were originally due on May 17, 1995 and were extended for varying periods through October 1995 for a 1% extension fee. Mr. Thomas' loan was repaid by the issuance of 27,239 shares of Common Stock. All other such loans were repaid in cash or offset in connection with the exercise of options by the Company during 1995. In addition, in connection with such loans, Messrs. Matz, Houston and Smith accepted options to purchase 14,286 shares of Common Stock and Mr. Miller accepted options to purchase 11,429 shares of Common Stock, all exercisable between June 17, 1995 and December 17, 1995 at $1.75 per share. All of such options expired unexercised.

    In addition to the loans described above, Mr. Matz made loans to the Company with an interest rate of 12% per annum in the following principal amounts on the following dates: $48,610.36 on July 1, 1994, $75,000 on May 15, 1995 and $25,000
on June 1, 1995. The Company made aggregate repayments on such loans of $13,000 in 1994 and $135,000 in 1995. At December 31, 1995, the outstanding principal balance on such loans was $25,610.36.

    In connection with the financing of the Company's acquisition of U.S. Communications, Inc. ("USC"), JLCM purchased 166,667 shares of Series A Stock and was issued a warrant to purchase 500,000 shares of Common Stock (with an exercise price of $1.125 per share) for an aggregate of $1.5 million. In addition, the Company paid fees and expenses of $49,240.66 to JLCM in 1995. Bill Johnson, a director and officer of the Company from September 1995 through January 1996 and a former shareholder of USC was issued (i) promissory notes in the aggregate principal amount of $1,700,000, (ii) 50,000 shares of Series B Stock; and (iii) a warrant exercisable for 420,000 shares of Common Stock in connection with the purchase of his shares of USC Common Stock. During 1995, the Company made aggregate payments of principal and interest of $468,396.60 to Mr. Johnson under such notes (and other immaterial notes which were outstanding to USC before consummation of the acquisition) and additional payments of $75,000 under an employment agreement with Mr. Johnson. Mr. Johnson also received a payment of $1,000,000 in cash for his USC Stock and the sum of $799,920 as a nonsolicitation fee in connection with such transaction.

    In connection with the Company's credit facility with Norwest Bank Minnesota, N.A., the Company agreed to pay Mr. Matz an annual guarantee fee of 5% of $500,000, the maximum amount of Mr. Matz' guarantee. Because the Company borrowed in excess of Mr. Matz' guarantee under this facility, the Company incurred an expense of $25,000 during 1995 as a result of this obligation. No payments were paid or accrued in 1995 in connection with this guarantee fee.

    Pursuant to the Share Purchase Agreement dated as of July 31, 1995 (the "Share Purchase Agreement") under which JLCM purchased 166,667 shares of the Company's Series A Stock, the Company is obligated to use its best efforts to cause up to two persons nominated by JLCM to be elected to the Board. The Company's obligation ceases when there are less than 100,000 shares of Series A Stock outstanding or JLCM and its affiliates (together with the directors, officers and employees of JLCM and its affiliates) beneficially own collectively less than five percent (5%) of the combined voting power of all shares of capital stock then outstanding, assuming all converison rights are exercised. Messrs. Curd and Richards were JLCM designees to the Company's Board of Directors under the provisions of the Share Purchase Agreement and were appointed to the Board of Directors in September 1995 and March 1996, respectively, in accordance therewith.

    In addition to the right noted immediately above, if at any time while there are at least 100,000 shares of Series A Stock outstanding, the Company fails to
(a) redeem shares of Series A Stock in accordance with the terms thereof or (b) declare and legally pay the equivalent of one year's dividend payments on the outstanding shares of Series A Stock, then, in such event, the holders of such Series A Stock shall be entitled to elect, voting as a class, a certain additional number of individuals to the Board of Directors of the Company and the Company is obligated to increase the number of directorships by that number. The exact number of directors to be elected by the holders of Series A Stock is based upon a fraction of the number of directors then in office where the numerator of such fraction is equal to the maximum number of shares of Common Stock issuable upon conversion of the Series A Stock and the denominator of such fraction is equal to the total number of shares of Common Stock then outstanding on a fully diluted basis. Directors elected by the holders of the Series A Stock may not be removed at any time without the written consent of at least 51% of the shares of Series A Stock.

    On March 25, 1996, JLCM and the Company entered into an agreement resolving prior disputes regarding (i) registration and conversion rights attributable to the Series A Stock and Common Stock acquired upon the conversion of Series A Stock or upon the exercise of warrants held by JLCM; (ii) any obligation of the Company to enter into a new agreement with respect to JLCM's services; and (iii) certain fees and expenses. The parties also amended certain related provisions in existing agreements between the Company and JLCM. In connection with the resolution of these disputes, the Company has agreed to pay $63,000 of fees and expenses and to issue to JLCM an additional 50,000 shares of Common Stock of the Company. Mr. Reuben Richards and Mr. Howard Curd, both directors of the Company, serve as Senior Managing Director and Managing Director, respectively, of JLCM.

                            SECTION 16(A) REPORTING

    Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, certain reports required by Section 16(a) to have been filed during the fiscal year ended December 31, 1995 were filed late, not filed or, copies of such reports were not furnished to the Company as required as follows: Jack Matz has made late filings with respect to (i) the grant of options granted under his Employment Agreement in March 1995, and (ii) gifts of an aggregate amount of 38,500 shares to charitable organizations in December 1995. Mr. Houston made a late filing with respect to the purchase of shares in June 1994 and Mr. Mamantov made late filings with respect to sales of Common Stock during 1995. Messrs. Matz, Houston and Mamantov made late filings with respect to grants of options under the Employee Plan on Form 5 because of these intervening reportable transactions earlier during 1995.

    Also, Mr. Thomas made late filings with respect to the purchase of shares of Common Stock in October 1995, a gift of Common Stock in December 1995, and a grant of options to acquire 15,000 shares of Common Stock in July 1995 as compensation with respect to extra service on the Compensation Committee; Mr. Cunningham filed his initial Form 3 and Form 5 annual statements of ownership late in February 1996; Mr. Nugent has filed his annual Form 5 statement late in February 1996 and Dr. Williams made late filings with respect to sales of Common Stock in December 1995.

    Mr. Reimer, a former director of the Company, made late filings with respect to Common Stock purchased in April and October 1995. In addition, Bill Johnson and Harold Wilson (deceased) (both former directors of the Company), did not, to the knowledge of the Company, make requisite filings on Forms 3, 4 or 5 during 1995.

    Additionally, Messrs. Matz, Miller, Houston, Ebert and Mr. Smith have each made, or are in the process of making, a late filing with respect to grant and expiration of options to acquire shares of Common Stock in connection with the loan transactions described in "Certain Relationships and Related Transactions."

    Mr. Ebert has not furnished the Company with a copy of any Form 5 and Mr. Curd has not furnished the Company with any Form 3 or Form 5 which they may have filed.

    Some, but not all, of the late filings occurred under a combination of factors resulting from the Company's late reporting of the grant of options to individuals, and the mistaken belief by such individuals that all transactions could be reported on Form 5 for the year. The Company has instituted a system to timely report the grant of options to officers and directors, and has distributed written information to such individuals concerning their obligations under Section 16.

                STOCKHOLDERS' PROPOSALS FOR 1997 ANNUAL MEETING

    Pursuant to Rule 14a-8 of the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1997 Annual Meeting of Stockholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1997 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by January 17, 1997, and must otherwise comply with the requirements of Rule 14a-8.

                                          By Order of the Board of Directors
                                          Jack W. Matz, Jr.
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Richardson, Texas
April   , 1996

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                                       TO

                          SA TELECOMMUNICATIONS, INC.

            PROXY STATEMENT FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

                 AMENDMENTS TO 1994 EMPLOYEE STOCK OPTION PLAN

                          SA TELECOMMUNICATIONS, INC.

                        1994 EMPLOYEE STOCK OPTION PLAN

    1. PURPOSE. The purpose of this 1994 Stock Option Plan (hereinafter called the "Plan") is to further the success of SA Telecommunications, Inc., a Delaware corporation (hereinafter called the "Company"), and certain of its affiliates by making available Common Stock of the Company for purchase by certain officers and employees of the Company and its affiliates and certain bona fide consultants, and thus to provide an additional incentive to such individuals to continue in the service of the Company or its affiliates and to give them a greater interest as shareholders in the success of the Company. Subject to compliance with the provisions of the Plan and the Internal Revenue Code of 1986, as amended, Incentive Stock Options are authorized by Section 422 of the Code and stock options which do not qualify under Section 422 of the Code are authorized and may be granted under the Plan.

    2. DEFINITIONS. As used in this Plan the following terms shall have the meanings indicated as follows:

        (a) "Board" means the Board of Directors of the Company.

        (B) "CHANGE OF CONTROL OF THE COMPANY" SHALL MEAN IF (I) THERE SHALL BE CONSUMMATED (X) ANY CONSOLIDATION OR MERGER OF THE COMPANY IN WHICH THE COMPANY IS NOT THE CONTINUING OR SURVIVING CORPORATION OR PURSUANT TO WHICH SHARES OF THE COMMON STOCK WOULD BE CONVERTED INTO CASH, SECURITIES OR OTHER PROPERTY, OTHER THAN A MERGER OF THE COMPANY IN WHICH THE HOLDERS OF THE COMMON STOCK IMMEDIATELY PRIOR TO THE MERGER HAVE THE SAME PROPORTIONATE OWNERSHIP OF COMMON STOCK OF THE SURVIVING CORPORATION IMMEDIATELY AFTER THE MERGER, OR (Y) ANY SALE, LEASE, EXCHANGE OR OTHER TRANSFER (IN ONE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS) OF ALL, OR SUBSTANTIALLY ALL, OF THE ASSETS OF THE COMPANY; OR (II) THE STOCKHOLDERS OF THE COMPANY APPROVE ANY PLAN OR PROPOSAL FOR THE LIQUIDATION OR DISSOLUTION OF THE COMPANY; OR (III) ANY PERSON (AS SUCH TERM IS USED IN SECTIONS 13(D) AND 14(D)(2) OF THE EXCHANGE ACT, SHALL BECOME THE BENEFICIAL OWNER (WITHIN THE MEANING OF RULE 13D-3 UNDER THE EXCHANGE ACT) OF THIRTY PERCENT (30%) OR MORE OF THE COMPANY'S OUTSTANDING COMMON STOCK, EXCEPT FOR ANY PERSON WHO HAD SUCH BENEFICIAL OWNERSHIP PRIOR TO MAY 31, 1996; OR (IV) DURING ANY PERIOD OF TWO (2) CONSECUTIVE YEARS, INDIVIDUALS WHO AT THE BEGINNING OF SUCH PERIOD CONSTITUTE THE ENTIRE BOARD OF DIRECTORS SHALL CEASE FOR ANY REASON TO CONSTITUTE A MAJORITY THEREOF; provided, however, THAT AN EVENT OR SERIES OF EVENTS DESCRIBED IN (I), (II), (III) OR (IV) ABOVE SHALL NOT CONSTITUTE A CHANGE IN CONTROL IF A MAJORITY OF THE DIRECTORS IN OFFICE WHO WERE ALSO DIRECTORS ON THE DATE WHICH IS THREE (3) YEARS PRIOR TO THE OCCURRENCE OF SUCH AN EVENT SHALL SO DETERMINE.

        (c) "Code" means the Internal Revenue Code of 1986, as amended.

        (d) "Committee" means the Committee administering the Plan described in Paragraph 3 hereof.

        (e) "Common Stock" means the Company's Common Stock, par value $0.0001 per share.

        (f) "Date of Grant" means the date on which an option is granted under a written option agreement executed by the Company and a Participant pursuant to the Plan.

        (g) "Disinterested Person" means a "disinterested person" as defined under Rule 16b-3 promulgated under the Exchange Act or any successor provision.

        (h) "Effective Date" means the effective date of this Plan specified in Paragraph 13 hereof.

        (i) "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

        (j) "Incentive Stock Option" means an option qualifying under Section 422 of the Code.

1994 EMPLOYEE STOCK OPTION PLAN - PAGE 2

        (k)  "Parent" means  a parent corporation  of the Company  as defined in
    Section 424(e) of the Code.

        (l) "Participants" means the employees and officers of the Company, its Subsidiaries and its Parents and those directors of the Company who are also employees of the Company or its subsidiaries. Bona fide consultants to the Company may also be "Participants" hereunder, provided that such persons shall only be entitled to receive nonqualified stock options (as defined below).

        (m) "Subsidiary" means a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

    3. ADMINISTRATION OF THE PLAN. The Board of Directors of the Company shall appoint a committee (the "Committee") comprised of two (2) or more directors to administer the Plan. Only directors who are Disinterested Persons shall be eligible to serve as members of the Committee. The Committee shall report all action taken by it to the Board, which shall review and ratify or approve those actions that are by law required to be so reviewed and ratified or approved by the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the Participants to whom, and the time or times at which, options shall be granted and the number of shares and purchase price of Common Stock covered by each option; to construe and interpret the Plan and any agreements made pursuant to the Plan; to determine the terms and provisions (which need not be identical or consistent with respect to each Participant) of the respective option agreements and any agreement ancillary thereto including, but without limitation, terms covering the payment of the option price vesting schedules and any forfeiture provisions with respect to stock acquired upon the exercise of any option; and to make all other determinations and to take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

    4. OPTIONS AUTHORIZED. The options granted under this Plan may be Incentive Stock Options or stock options that do not qualify as Incentive Stock Options (sometimes referred to herein as "nonqualified options" or "nonqualified stock options"). The Committee shall have the full power and authority to determine which options shall be nonqualified stock options and which shall be Incentive Stock Options; to grant only Incentive Stock Options or, alternatively, only nonqualified stock options; and to, in its sole discretion, grant to the holder of an outstanding option, in exchange for the surrender and cancellation of such option, a new option having a purchase price lower than that provided in the option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan. Under no circumstances may nonqualified stock options be granted where the exercise of such nonqualified stock options may affect the exercise of Incentive Stock Options granted pursuant to the Plan. No options may be granted under the Plan prior to the Effective Date. In addition to any other limitations set forth herein, (1) no Participant shall receive any grant of options, whether Incentive Stock Options or nonqualified stock options, exercisable for more than two hundred fifty thousand (250,000*) shares of Common Stock during any one fiscal year of the Company and (2) the aggregate fair market value (determined in accordance with Paragraph 7(a) of the Plan as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all plans of the Company and of any Parent or Subsidiary) shall not exceed $100,000 (except as provided in Paragraph 18).

    5. COMMON STOCK SUBJECT TO OPTIONS. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of options shall not exceed two million (2,000,000*), subject to adjustment under the provisions of Paragraph 8. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, or shares issued and reacquired by the Company. In the event any option shall, for any reason, terminate or expire or be

1994 EMPLOYEE STOCK OPTION PLAN - PAGE 3 surrendered without having been exercised in full, the shares subject to such option shall again be available for options to be granted under the Plan, except that shares for which relinquished options (or portions thereof) are exercisable shall not again be available for options under the Plan.

    6. PARTICIPANTS. Except as hereinafter provided, options may be granted under the Plan to any Participant. In determining the Participants to whom options shall be granted and the number of shares to be covered by such option, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. A participant who has been granted an option under the Plan may be granted an additional option or options under the Plan, in the Committee's discretion.

    7. TERMS AND CONDITIONS OF OPTIONS. The grant of an option under the Plan shall be evidenced by a written agreement executed by the Company and the applicable Participant and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

        (a) OPTION PRICE. The option price per share with respect to each option shall be determined by the Committee, but shall in no instance be less than the par value of the shares subject to the option. In addition, the option price per share with respect to Incentive Stock Options granted hereunder shall in no instance be less than the fair market value of the shares subject to the option as determined by the Committee. For the purposes of this Paragraph 7(a), fair market value shall be, where applicable, the Closing Price of the Common Stock on the Date of Grant. For this purpose, the Closing Price of the Common Stock on the Date of Grant shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sales price of Common Stock on such exchange, as reported in any newspaper of general circulation, (ii) if actual transactions in the Common Stock are included in the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") or are reported on a consolidated transaction reporting system, the last sales price of the Common Stock on such system,
    (iii) if Common Stock is otherwise quoted on the National Association of Securities Dealer Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, (iv) if none of clause (i),
    (ii) or (iii) is applicable, the mean between the high bid and low asked quotations for Common Stock as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five (5) of the ten (10) preceding days. Notwithstanding the foregoing, however, fair market value shall be determined consistent with Code Section 422(b)(4) or any successor provisions. The Committee may permit the option purchase price to be payable by transfer to the Company of Common Stock owned by the option holder with a fair market value at the time of the exercise equal to the option purchase price.

        (b) PERIOD OF OPTION. The expiration date of each option shall be fixed by the Committee but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than ten (10) years from the Date of Grant.

        (c) VESTING OF SHAREHOLDER RIGHTS. Neither the optionee nor his successor in interest shall have any of the rights of a shareholder of the Company until the shares relating to the option hereunder are issued by the Company and are properly delivered to such optionee, or successor.

        (d) EXERCISE OF OPTION. Each option shall be exercisable from time to time (but not less than six (6) months after the Date of Grant except as provided in Paragraph 18) over such period and upon such terms and conditions as the Committee shall determine, but not at any time as to

------------------------
*Prior to effect of proposed reverse stock split.

1994 EMPLOYEE STOCK OPTION PLAN - PAGE 4 less than one hundred (100) shares unless the remaining shares which have become so purchasable are less than one hundred (100) shares. After the death of the optionee, an option may be exercised as provided in Paragraph 15 hereof.

        (e) NONTRANSFERABILITY OF OPTION. No option shall be transferable or assignable by an optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and each option shall be exercisable, during the optionee's lifetime, only by him or her or, during periods of legal disability, by his or her legal representative. No option shall be subject to execution, attachment, or similar process.

        (f) DISQUALIFYING DISPOSITION. The option agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to him or her pursuant to exercise of the option within the two-year period commencing on the day after the Date of Grant of such option or within the one-year period commencing on the day after the date of issuance of the share or shares to him or her pursuant to the exercise of such option, he or she shall, within ten (10) days of such disposition date, notify the Company of the sales price or other value ascribed to or used to measure the disposition of the share or shares thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

        (g) LIMITATION ON GRANTS TO CERTAIN SHAREHOLDERS. An Incentive Stock Option may be granted to a Participant only if such Participant, at the time the option is granted, does not own, after application of the attribution rules of Code Section 424, stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company or of its Parent or Subsidiary. The preceding restrictions shall not apply if at the time the option is granted the option price is at least 110% of the fair market value (as defined in Paragraph 7(a) above) of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant.

        (h) CONSISTENCY WITH CODE. Notwithstanding any other provision in this Plan to the contrary, the provisions of all agreements granting incentive stock options pursuant to the Plan shall not violate the requirements of the Code applicable to the Incentive Stock Options authorized hereunder.

    8. ADJUSTMENTS. The Committee, in its discretion, may make such adjustments in the option price and the number of shares covered by outstanding options that are required to prevent any dilution or enlargement of the rights of the holders of such options that would otherwise result from any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company. The Committee, in its discretion, may also make such adjustments in the aggregate number of shares that may be the subject of options which are appropriate to reflect any transaction or event described in the preceding sentence.

    9. RESTRICTION OF ISSUING SHARES. The exercise of each option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

    10. USE OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

1994 EMPLOYEE STOCK OPTION PLAN - PAGE 5

    11. AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the options granted thereunder may conform to any changes in the law or in any other respect that the Board may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which shareholder approval is required of the Company in order to comply with (i) Rule 16b-3, as amended, promulgated under the Exchange Act,
(ii) the Code  or regulatory  provisions dealing with  Incentive Stock  Options,
(iii) any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded or (iv) any other applicable rule or law. Unless sooner terminated hereunder, the Plan shall terminate ten (10) years after the Effective Date. No option may be granted during any suspension or after the termination of the Plan. Except as provided in Paragraph 12, no amendment, suspension, or termination of the Plan shall, without an optionee's consent, impair or negate any of the rights or obligations under any option theretofore granted to such optionee under the Plan.

    12. TAX WITHHOLDING. The Committee may, in its sole discretion, (a) require an optionee to remit to the Company a cash amount sufficient to satisfy, in whole or in part, any federal, state or local withholding tax requirements prior to the delivery of any certificate for shares pursuant to the exercise of an option hereunder; or (b) satisfy such withholding requirements through another lawful method.

    13. EFFECTIVE DATE AND TERMINATION DATE. This Plan shall become effective on the date (the "Effective Date") of the last to occur of (i) the adoption of the Plan by the Board and (ii) the approval, within twelve (12) months of such adoption, by a majority (or such other proportion as may be required by state law) of the outstanding voting shares of the Company, voted either in person or by proxy, at a duly held stockholders meeting. This Plan shall terminate on January 1, 2004, and any option outstanding on such date will remain outstanding until it has either expired or has been exercised.

    14. TERMINATION OF EMPLOYMENT WITHOUT A CHANGE OF CONTROL. In the event of the retirement (with the written consent of the Company) or other termination of the employment of an employee to whom an option has been granted under the Plan, other than (a) a termination that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, or (b) a termination by reason of death, the employee may (unless otherwise provided in his option agreement) exercise his option at any time within three (3) months after such retirement or other termination of employment (or within one (1) year after termination of employment due to disability within the meaning of Code
Section 422(c)(7)), or within such other time as the Committee shall authorize, but in no event after ten (10) years from the date of granting thereof (or such lesser period as may be specified in the stock option agreement), but only to the extent of the number of shares for which his options were exercisable by him at the date of the termination of his employment. In the event of the termination of the employment of an employee to whom an option has been granted under the Plan that is either (i) for cause or (ii) voluntary on the part of the employee and without the written consent of the Company, any option held by him under the Plan, to the extent not previously exercised, shall forthwith terminate on the date of such termination of employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company, a Subsidiary or a Parent. The option agreement may contain such provisions as the Committee shall approve with respect to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or Parents or interfere in any way with the right of the Company or any of its Subsidiaries or Parents to terminate his employment at any time.

    14A. TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL. THE PROVISIONS OF THIS PARAGRAPH 14A SHALL SUPERSEDE THE PROVISIONS OF PARAGRAPH 14 IF, AND SHALL ONLY BE APPLICABLE UPON, A CHANGE OF CONTROL OF THE COMPANY. IN THE EVENT OF THE RETIREMENT (WITH OR WITHOUT THE WRITTEN CONSENT OF THE COMPANY) OR OTHER TERMINATION OF THE EMPLOYMENT OF AN EMPLOYEE TO WHOM AN OPTION HAS BEEN GRANTED

1994 EMPLOYEE STOCK OPTION PLAN - PAGE 6

UNDER THE PLAN, OTHER THAN (A) A TERMINATION DUE TO CONVICTION OF A FELONY INVOLVING A CRIME OF MORAL TURPITUDE, OR (B) A TERMINATION BY REASON OF DEATH, THE EMPLOYEE MAY (UNLESS OTHERWISE PROVIDED IN HIS OPTION AGREEMENT) EXERCISE HIS OPTION AT ANY TIME WITHIN THREE (3) MONTHS AFTER SUCH RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT (OR WITHIN ONE (1) YEAR AFTER TERMINATION OF EMPLOYMENT DUE TO DISABILITY WITHIN THE MEANING OF CODE SECTION 422(C)(7)), OR WITHIN SUCH OTHER LONGER TIME AS THE COMMITTEE SHALL AUTHORIZE, BUT IN NO EVENT AFTER TEN (10) YEARS FROM THE DATE OF GRANTING THEREOF (OR SUCH LESSER PERIOD AS MAY BE SPECIFIED IN THE STOCK OPTION AGREEMENT), BUT ONLY TO THE EXTENT OF THE NUMBER OF SHARES FOR WHICH HIS OPTIONS WERE EXERCISABLE BY HIM AT THE DATE OF THE TERMINATION OF HIS EMPLOYMENT. IN THE EVENT OF THE TERMINATION OF THE EMPLOYMENT OF AN EMPLOYEE TO WHOM AN OPTION HAS BEEN GRANTED UNDER THE PLAN THAT IS TERMINATED DUE TO A CONVICTION OF A FELONY INVOLVING A CRIME OF MORAL TURPITUDE, ANY OPTION HELD BY HIM, TO THE EXTENT NOT PREVIOUSLY EXERCISED, SHALL TERMINATE ON THE DATE OF TERMINATION OF EMPLOYMENT. OPTIONS GRANTED UNDER THE PLAN SHALL NOT BE AFFECTED BY ANY CHANGE OF EMPLOYMENT EXCEPT AS SET FORTH HEREIN. THE OPTION AGREEMENT MAY CONTAIN SUCH PROVISIONS AS THE COMMITTEE SHALL APPROVE WITH RESPECT TO THE EFFECT OF APPROVED LEAVES OF ABSENCE. NOTHING IN THE PLAN OR IN ANY OPTION GRANTED PURSUANT TO THE PLAN SHALL CONFER ON ANY INDIVIDUAL ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR PARENTS OR INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR PARENTS TO TERMINATE HIS EMPLOYMENT AT ANY TIME.

    15. DEATH OF HOLDER OF OPTION. In the event an employee to whom an option has been granted under the Plan dies during, or within three (3) months after the termination of, his employment by the Company or a Subsidiary or Parent, such option (unless it shall have been previously terminated pursuant to the provisions of the Plan or unless otherwise provided in his option agreement) may be exercised (to the extent of the entire number of shares covered by the option whether or not purchasable by the employee at the date of his death) by the executor or administrator of the optionee's estate or by the person or persons to whom the optionee shall have transferred such option by will or by the laws of descent and distribution, at any time within a period of one (1) year after his death, but not after the exercise termination date set forth in the relevant stock option agreement.

    16. LOANS TO ASSIST IN EXERCISE OF OPTIONS. If approved by the Board, the Company or any Parent or Subsidiary may lend money or guarantee loans by third parties to an individual to finance the exercise of any option granted under the Plan. No such loans to finance the exercise of an Incentive Stock Option shall have an interest rate or other terms that would cause any part of the principal amount to be characterized as interest for purposes of the Code.

    17. RULE 16B-3 PLAN. This Plan is intended and has been drafted to comply in all respects with Rule 16b-3, as amended, under the Exchange Act. If any provision of this Plan does not comply with Rule 16b-3, as amended, this Plan shall be automatically amended to comply with Rule 16b-3, as amended.

    18. EFFECT OF CHANGE OF CONTROL OF THE COMPANY. WITHOUT LIMITING ANY OF THE OTHER PROVISIONS HEREOF AND NOTWITHSTANDING ANYTHING TO THE CONTRARY IN ANY STOCK OPTION AGREEMENT OR OTHER AGREEMENT, UPON A CHANGE OF CONTROL OF THE COMPANY (I) ALL OPTIONS GRANTED UNDER THE PLAN SHALL IMMEDIATELY VEST AND BE FULLY EXERCISABLE, (II) ANY RESTRICTIONS ON THE RIGHT OF THE PARTICIPANT TO EXERCISE ANY OPTIONS GRANTED HEREUNDER OR SELL ANY SHARES OF COMMON STOCK ACQUIRED UPON EXERCISE THEREOF SHALL AUTOMATICALLY TERMINATE AND BE OF NO FORCE AND EFFECT, AND (III) ANY RIGHT OF THE COMPANY TO REPURCHASE ANY SHARES OF COMMON STOCK ACQUIRED UPON EXERCISE OF AN OPTION SHALL AUTOMATICALLY TERMINATE AND BE OF NO FURTHER FORCE AND EFFECT.

1994 EMPLOYEE STOCK OPTION PLAN - PAGE 7

                          SA TELECOMMUNICATIONS, INC.
                       1600 PROMENADE CENTER, SUITE 1510
                            RICHARDSON, TEXAS 75080

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints JACK W. MATZ, JR. and LYNN H. JOHNSON, and both or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock, par value $.0001 per share, of SA Telecommunications, Inc. (the "Company") held of record by the undersigned on April 15, 1996, at the Annual Meeting of Stockholders to be held on May 31, 1996, or any adjournment(s) thereof.

 1. PROPOSAL TO ELECT AS CLASS I DIRECTORS OF THE COMPANY, THE FOLLOWING PERSONS, TO HOLD OFFICE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.
    FOR all the nominees listed   WITHHOLD AUTHORITY
    below                         TO VOTE FOR ALL NOMINEES
    (EXCEPT AS MARKED TO THE      LISTED BELOW / /
    CONTRARY BELOW) / /

Class I Nominees (Term Expiring 1999): Igor I. Mamantov, Thomas
  L. Cunningham, John H. Nugent, Howard F. Curd and Reuben F.
                           Richards.

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

 2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT
    A REVERSE STOCK SPLIT.
     / / FOR            / / AGAINST            / / ABSTAIN

 3. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO
    INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED
    STOCK.
     / / FOR            / / AGAINST            / / ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

 4. PROPOSAL TO APPROVE AND ADOPT CERTAIN AMENDMENTS TO THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN.
     / / FOR            ]/ / AGAINST            / / ABSTAIN
 5. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.
     / / FOR            / / AGAINST            / / ABSTAIN
 6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
     / / FOR            / / AGAINST            / / ABSTAIN

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL 1, "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT UNDER PROPOSAL 2, "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK OF THE COMPANY UNDER PROPOSAL 3, "FOR" THE PROPOSAL TO AMEND THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN UNDER PROPOSAL 4, "FOR' THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR UNDER PROPOSAL 5 and in the discretion of the proxies with respect to any other matter that is properly presented at the meeting.

    Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
                                           DATED: _______________________ , 1996
                                           _____________________________________
                                                         Signature
                                           _____________________________________
                                                 Signature If Held Jointly